Exhibit 10.2
Execution Version
SECOND AMENDMENT TO FINANCING AGREEMENT
This SECOND AMENDMENT TO FINANCING AGREEMENT dated as of March 28, 2022 (this “Second Amendment”), is made by and among STRONGHOLD DIGITAL MINING EQUIPMENT LLC, a Delaware limited liability company (“Borrower”), WHITEHAWK FINANCE LLC, a Delaware limited liability company (“Lender”), and is consented to by each Guarantor.
WHEREAS, Borrower and Lender are parties to that certain (a) Financing Agreement dated as of June 30, 2021 (as amended by that certain First Amendment to Financing Agreement dated as of December 31, 2021 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Financing Agreement) and (b) Schedule No. 1 dated June 30, 2021 to Financing Agreement (as amended by that certain First Amendment to Financing Agreement dated as of December 31, 2021, “Schedule No. 1”);
WHEREAS, Borrower and Lender have agreed to amend the Financing Agreement and Schedule No. 1 in the following respects and no others; and
WHEREAS, Borrower and Lender have agreed to enter into a new Schedule No. 2 to the Financing Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:
SECTION 1. AMENDMENTS
(a)    Section 1 of the Financing Agreement is amended as follows:
The following is added after the “.” at the end thereof: As used herein, the following shall be defined as follows: “Second Amendment” means that certain Second Amendment to Financing Agreement dated as of March 28, 2022; “Negative Pledgor(s)” has the meaning assigned to it in the Second Amendment; “Negative Pledge Agreement” has the meaning assigned to it in the Second Amendment.
(b)    The first sentence of Section 3(d) of the Financing Agreement is amended as follows:
i.    clause (i) thereof is amended and restated to read as follows: “any and all Equipment listed on any Schedule B of each Schedule hereto (including Schedule B to Schedule No. 1 and Schedule B to Schedule No. 2, in each case, whether or not such Equipment is owned by the Borrower on the date hereof or acquired subsequent to the date hereof) and proceeds (including any insurance proceeds) thereof and any accessions, additions and accessories thereto and all Equipment financed pursuant to each Schedule and proceeds (including any insurance proceeds) thereof and any accessions, additions and accessories thereto”; and
ii.    clause (ii) thereof is amended and restated to read as follows: “[reserved.]”
iii.    clause (iii) thereof is amended and restated to read as follows: “Borrower’s rights under that certain Hardware Purchase & Sale Agreement by and between Borrower (as the assignee of “Stronghold Digital Mining”) and Crypt Solutions Inc., dated as of April 2, 2021 (the “Cryptech Purchase Agreement” and together with and other Equipment purchase agreement, each a “Purchase Agreement”)
(c)    The last sentence of Section 3(e) of the Financing Agreement which reads as follows is hereby deleted in its entirety: “Lender agrees that, pursuant to this Section 3(e), the Anticipated Acceptance Date with respect to the Equipment subject to the Minerva Purchase Agreement shall be the Final Minerva Delivery Date.”
(d)    Section 11(k) of the Financing Agreement is amended and restated in its entirety to read as follows: “(i) Items and/or Equipment that are listed on Exhibit B of any Schedule (including Schedule No. 1 and Schedule No. 2) is not owned by Borrower free and clear of any and all liens, claims, interest and/or security interests (other than perfected first priority liens in favor of the Lender) and/or if a Person other than the Borrower is deemed to have any ownership interest in such Items and/or Equipment that are listed on Exhibit B of any Schedule (including Schedule No. 1 and Schedule No. 2), (ii) items and/or Equipment that are listed on Exhibit B of any Schedule that is required to be delivered from and after the date of such Schedule is not delivered in to Borrower in accordance with the delivery schedule set forth on such Schedule to this Agreement, (iii) any Items and/or Equipment that are listed on Exhibit B of any Schedule (including Schedule No. 1 and Schedule No. 2) is commingled with any other property or asset which is not Collateral or becomes a fixture unless the Lender has received a fixture filing in expect thereof, (iv) any of the Borrower, any Guarantor or any Negative Pledgor fails to comply with the requirements of Section 5 of the Second Amendment and/or (v) any breach or default under the Negative Pledge Agreement”.
(e)    The Index of Definitions in the Financing Agreement is amended to delete the following: “Minerva Purchase Agreement”                    Section 3(d)”
(f)    Section 4(c)(ii) is amended and restated in its entirety to read as follows: “the Equipment to be not used or located outside of the facilities located at 2151 Lisbon Road, Kennerdell, PA 16374 and 4 Dennison Rd, Nesquehoning, PA 18240 in the United States of America”.
(g)    Section 8 of Schedule No. 1 is amended and restated in its entirety to read as follows:
“Exhibit B lists out Equipment currently in place and operational and, in addition, the Equipment that is subject to the Cryptech Purchase Agreement and that is to be delivered on or before October 31, 2022 (subject to any extensions as provided for in the Cryptech Purchase Agreement) (the “Final Crytech Delivery Date”), and, in no event at Lender’s expense) at the location specified in this Agreement. The Equipment subject to the Cryptech Purchase Agreement is 2,400 units of Antminer S19j (90 TH) ASIC Bitcoin Miners. Borrower represents and warrants that, as of March 28, 2022, Borrower has paid 73.3% of the purchase price of the Equipment subject to the Cryptech Purchase Agreement to the Supplier thereunder, and Borrower agrees that Borrower shall (i) pay the balance of such purchase price to the applicable Supplier when due in accordance with the Cryptech Purchase Agreement and take no action to cancel, terminate or default under, or enter into any amendment or modification to the Cryptech Purchase Agreement which could reasonably be expected to adversely affect Lender, (ii) promptly notify Lender by email or otherwise in writing of such payment, furnishing evidence satisfactory to Lender on Lender’s request, and (iii) promptly notify Lender when Borrower is given a date for delivery of each item of Equipment. Borrower’s obligation to make Payments under this Agreement shall commence upon execution of this Agreement, whether or not any of the Equipment has been delivered and accepted. Borrower assumes the risk of delivery of Equipment and the acceptability of the Equipment. Borrower is not entitled to any refund or rebate of Payments made to Lender for any reason, including failure of any Supplier to deliver Equipment by the Final Cryptech Delivery Date. Borrower’s failure to comply with the foregoing shall be an Event of Default under this Agreement.”
(h)    Schedule B to the Schedule No. 1 is amended and restated in its entirety and replaced by Exhibit A hereto.
SECTION 2. SCHEDULE NO. 2
A new Schedule No. 2 is added to the Financing Agreement, which Schedule No. 2 is set forth on Exhibit B hereto.
SECTION 3. AMENDMENT FEE
In addition to any fees or other amounts payable to Lender under the terms of the Financing Agreement, Schedule No. 1 and Schedule No. 2, as consideration for the agreement of the Lender to enter into this Second Amendment, the Borrower agrees to pay to the Lender a non-refundable amendment fee (the “Amendment Fee”) equal to $275,414.40 (the “Amendment Fee”). The Amendment Fee (a) shall be fully earned as of the date hereof, (b) will not be refundable under any circumstances once paid, (c) will be paid in US dollars and in immediately available funds and (d) shall not be subject to reduction by way of setoff or counterclaim.
SECTION 4. CONDITIONS PRECEDENT

The effectiveness of this Second Amendment and Schedule No. 2 are subject to the satisfaction (or waiver by the Agent) of the following conditions precedent (the date of satisfaction or waiver of such conditions being referred to as the “Second Amendment Effective Date”):
(a)    the Lender shall have received a counterpart signature page of this Second Amendment duly executed by the Borrower, each Guarantor and Negative Pledgor;
(b)    the Lender shall have received the duly executed Schedule No. 2 to Financing Agreement;
(c)    the Lender shall have received an amendment to the “note” issues with respect to Schedule No. 1 and a “note” with respect to Schedule No. 2, in each case duly executed by the Borrower;
(d)    as of the Second Amendment Effective Date, (a) the representation and warranties of the Borrower set forth in the Financing Agreement and each Schedule shall be true and correct in all material respects (except in the case of any representation or warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be), (b) the representation and warranties of each Guarantor set forth in each Guaranty shall be true and correct in all material respects (except in the case of any representation or warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be) and (c) after giving effect to (i) the Second Amendment Effective Date, (ii) the disbursement of the proceeds of Schedule No. 2 and Schedule No. 2 to the Financing Agreement, (iii) the consummation of the transaction contemplated by this Second Amendment and Schedule No. 2 to the Financing Agreement and (iv) the payment and accrual of all transaction costs in connection with the foregoing, the Borrower as of the Second Amendment Effective Date, is Solvent and has the ability to pay the Borrower’s debts when they come due and the Borrower is not contemplating and has not contemplated relief under any bankruptcy laws or other similar laws for the relief of debtors, except as disclosed to the Lender in writing;
(e)    the Lender shall have received the “Warrants” as specified and defined in Schedule No. 2;
(f)    each of Scrubgrass Reclamation Company, L.P. and Panther Creek Power Operating, LLC (each a “Negative Pledgor” and collectively, the “Negative Pledgors”) shall execute and deliver a “negative” pledge agreement (the “Negative Pledge Agreement”), in which each Negative Pledgor shall represent, warrant and covenant that (i) none of them has any indebtedness (other than Reclamation Permitted Indebtedness (as defined in the Negative Pledge Agreement) and Panther Creek Permitted Indebtedness (as defined in the Negative Pledge Agreement), as applicable) and none of their assets and properties are or shall be subject to any lien for borrowed money and (ii) until the indefeasible payment in full of all amounts owed under Schedule No. 2, all of their assets and properties shall remain free and clear of any and all liens for borrowed money and none of them shall incur any indebtedness; and
(g)    all fees and expenses required to be paid on the Second Amendment Effective Date pursuant to this Second Amendment and the Schedule No. 2 and all reasonable and documented out-of-pocket expenses of the Lenders (including fees and expenses of counsel), in each case, shall, upon the initial funding of the amounts under the Schedule No. 2, have been paid (it being agreed and understood that such amounts may be set-off against the proceeds of the Schedule No. 2).

SECTION 5. CONDITIONS SUBSEQUENT
The Borrower, each Guarantor and each Negative Pledgor shall comply with each of the following requirements, in each case not later than the date set forth for such compliance therein. It is understood and agreed that the failure to comply with any of the foregoing shall be an immediate Event of Default under the Financing Agreement and each of Schedule No. 1 and Schedule No. 2:
(a)    on or prior to April 11, 2022 (as such date maybe extended by the Lender in its reasonable discretion), the Lender shall have received liens and judgement searches for the Borrower, which shall reveal no liens against the Borrower or any of the Borrower’s property and assets, in each case, other than those in favor of the Lender;
(b)    on or prior to April 11, 2022 (as such date maybe extended by the Lender in its reasonable discretion), the Lender shall have received liens and judgement searches for each Negative Pledgor, which shall reveal no liens against any Negative Pledgor or any of any Negative Pledgor’s property or assets;
(c)    on or prior to April 11, 2022 (as such date maybe extended by the Lender in its reasonable discretion), the Lender shall have received landlord access agreements with respect to 4 Dennison Rd, Nesquehoning, PA 18240;
(d)    upon the Lender’s request, and in each case, not later than ten (10) business days of such request (as such date maybe extended by the Lender in its reasonable discretion), following any such request, each of the Borrower, each Guarantor and each Negative Pledgor shall execute and deliver such other documents and agreements that the Lender reasonably requests in connection with this Second Amendment, the Financing Agreement, Schedule No. 1, Schedule No. 2, each Guaranty and/or the Negative Pledge Agreement;
(e)    upon the Lender’s request, and in each case, not later than five (5) business days of such request (as such date maybe extended by the Lender in its reasonable discretion), the Borrower shall execute and deliver or cause to be executed and delivered such documents and agreement and/or make such filings, as the Lender deems reasonable and necessary to preserve and protect the Lender’s interest and rights in and to the Collateral.
SECTION 6. MISCELLANEOUS
(a)    Except as expressly amended pursuant to the terms of this Second Amendment, the Financing Agreement, Schedule No. 1 and Schedule No. 2, and the respective obligations of Borrower thereunder remain unmodified and in full force and effect and are hereby ratified and confirmed.
(b)    All of the representations, warranties, terms (except as expressly amended pursuant to the terms of this Second Amendment), covenants (except as expressly amended pursuant to the terms of this Second Amendment) and conditions of the Financing Agreement, Schedule No. 1 and Schedule No. 2 shall remain in full force and effect in accordance with their respective terms. Lender has not and shall not be deemed hereby to have waived any of its rights and remedies against Borrower or any Guarantor for any existing or future defaults or Events of Default.
(c)    Borrower hereby represents and warrants that, as of the date hereof, after giving effect to this Second Amendment: (i) the representations and warranties of the Borrower contained in the Financing Agreement, Schedule No. 1 and Schedule No. 2 are true and correct in all material respects (without duplication of any materiality qualifier set forth therein) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which they shall be true and correct in all material respects as of such earlier date; (ii) Borrower is in compliance in all material respects with all of the terms and provisions set forth in the Financing Agreement, Schedule No. 1 and Schedule No. 2; and (iii) no default or Event of Default has occurred and is continuing, or would result from, this Second Amendment.
(d)    The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Financing Agreement or any Schedule, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Lender may now have or may have in the future under or in connection with the Financing Agreement or any Schedule, (iii) constitute a waiver of any provision of the Financing Agreement or any Schedule, (iv) create a course of dealing or otherwise obligate the Lender to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future.
(e)    By its execution of this Second Amendment, each of the parties hereto acknowledges and agrees that the terms of this Second Amendment do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Financing Agreement or any Schedule.
(f)    Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Second Amendment. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Second Amendment. Each of the following provisions of the Financing Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis: Section 13 (Notices), Section 20 (Counterparts; Chattel Paper); Section 21 (Governing Law; Jurisdiction; Jury Trial Waiver).
(e)    All references in the Schedule No. 1, the Schedule No. 2 and any Guaranty to the “Financing Agreement” and in the Financing Agreement, as modified hereby, to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Financing Agreement as modified by this Second Amendment (as well as by all subsequent amendments, restatements, supplements and other modifications thereof).
(g)    The Borrower, each Guarantor and each Negative Pledgor hereby reaffirm their obligations, guarantees and covenants and reaffirm that their obligations, guarantees and covenants continuing and that the Borrower’s obligations are secured by the Collateral granted by the Borrower in favor of the Lender, the Financing Agreement, each Schedule, each Guaranty and the Negative Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the signatories thereof under such documents and agreements entered into with respect to the obligations, guarantees and covenants thereunder are hereby ratified and affirmed in all respects by each of them.
(h)    Each Guarantor hereby covenants and agrees that the term ‘Guaranteed Obligations” under each Guaranty shall also include any and all amounts, debts and liabilities of the Borrower under Schedule No. 2.
(i)    The Borrower, each Guarantor and each Negative Pledgor hereby represents and warrants that the Equipment: (i) listed on Schedule B of Schedule No. 1 is located exclusively at 2151 Lisbon Road, Kennerdell, PA 16374 and 4 Dennison Rd, Nesquehoning, PA 18240 in the United States of America and (ii) listed on Schedule B of Schedule No. 2 is located exclusively at 2151 Lisbon Road, Kennerdell, PA 16374 and 4 Dennison Rd, Nesquehoning, PA 18240 in the United States of America.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to the Financing Agreement to be duly executed as of the date first set forth above.

BORROWER:	STRONGHOLD DIGITAL MINING EQUIPMENT LLC

By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

GUARANTORS:
STRONGHOLD DIGITAL MINING, INC.

By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING HOLDINGS LLC

By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

NEGATIVE PLEDGORS:

SCRUBGRASS RECLAMATION COMPANY, L.P.

By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

PANTHER CREEK POWER OPERATING, LLC

By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

LENDER:	WHITEHAWK FINANCE LLC

By: /s/ Robert A. Louzan
Name: Robert A. Louzan
Title: Authorized Signatory

EXHIBIT A
EXHIBIT B
Equipment Description

Manufacturer	Model	Description	# of Units	Expected Delivery
Bitmain	Antminer S9 (13-14 TH)	ASIC Bitcoin Miner	2,000	Currently installed and operational
Bitmain	Antminer S17+ (73 TH)	ASIC Bitcoin Miner	315	Current installed and operational
Canaan	AvalonMiner A1166Pro (75 TH)	ASIC Bitcoin Miner	152	Current installed and operational
Canaan	AvalonMiner A1166Pro (78 TH)	ASIC Bitcoin Miner	75	Current installed and operational
Canaan	AvalonMiner A1166Pro (81 TH)	ASIC Bitcoin Miner	422	Current installed and operational
Canaan	AvalonMiner A1246 (85 TH)	ASIC Bitcoin Miner	140	Current installed and operational
Canaan	AvalonMiner A1246 (87 TH)	ASIC Bitcoin Miner	11	Current installed and operational
Bitmain	Antminer S19j (90 TH)	ASIC Bitcoin Miner	2,400	Current installed and operational
MicroBTs	M30s [87.0 THs; 3,500 Watt; 40.2 J/THs]	ASIC Bitcoin Miner	3,000	Current installed and operational
Bitmain	T19s [84.0 -88.0 THs; 3,150— 3,344 Watt; 37.5 — 38.0 J/TH]s	ASIC Bitcoin Miner	2,050	Current installed and operational

	Schedule of Miner Deliveries			Schedule of Payments for Miners to Be Delivered
		Bitmain Antminer S19j	Total		Bitmain Antminer S19j	Total
Mar-22		200	200	—	$738,500	$738,500
Apr-22		200	200	—	$738,500	$738,500
May-22	—	200	200	—	$527,500	$527,500
Jun-22	—	200	200	—	$527,500	$527,500
Jul-22	—	200	200	—	$527,500	$527,500
Aug-22	—	200	200	—	$527,500	$527,500
Sep-22	—	200	200	—	$527,500	$527,500
Oct-22	—	200	200	—	—	—
Nov-22		200	200
Total		2,400	2,400		$12,660,000	$7,068,500
Spent to Date		—	—		$7,068,500
Remaining		2,400			$5,591,500

EXHIBIT B
SCHEDULE NO. 2 DATED MARCH 28, 2022 TO
Financing Agreement DATED AS OF JUNE 30, 2021 (and as amended on December 31, 2021 and March 28, 2022) BETWEEN
WHITEHAWK FINANCE LLC (“Lender”),
STRONGHOLD DIGITAL MINING EQUIPMENT, LLC (“Borrower”), AND
STRONGHOLD DIGITAL MINING, INC. (“Stronghold Inc.”)
With an address of 2151 Lisbon Road, Kennerdell, PA 16374
This Schedule is a Schedule to the Financing Agreement identified above (the “Financing Agreement”). All capitalized terms not herein defined shall have the meaning set forth in said Financing Agreement and all terms and conditions of the Financing Agreement are incorporated herein and shall remain in full force and effect except to the extent modified by this Schedule. Such modifications apply only to the Agreement created hereby and the Equipment financed hereunder. This Schedule and the Financing Agreement as incorporated into this Schedule constitute a separate and distinct “Agreement” under the Financing Agreement. If any provision in this Schedule conflicts with a provision in the Financing Agreement, the provision in this Schedule shall control. Borrower hereby reaffirms on and as of the date hereof all terms, covenants representations and warranties contained in the Financing Agreement, including, without limitation, its grant of a security interest in the Equipment and other Collateral.

SUMMARY OF PAYMENT TERMS:
Commencement Date: March 28, 2022	Total Advance (Amount Financed): $25,000,000
First Payment Date of principal and interest: April 30, 2022	Total Number of Monthly Payments of principal and interest: 24 months, final balance due on March 31, 2024
Amount of each Payment of principal and interest: See Exhibit A attached hereto. If the payment date for any Payment is not a business day, then such Payment shall be made on the first preceding business day before the date of such payment.
Payment Period: Monthly in arrears
Interest Rate: 10% Default Interest Rate: 15%
Down Payment: See Exhibit B
Equipment Location: 2151 Lisbon Road, Kennerdell, PA 16374 and 4 Dennison Rd, Nesquehoning, PA 18240 in the United States of America
Additional Payments to Lender (if any): An administrative charge of $30,000/quarter payable on June 30, 2022 and the last date of each quarter thereafter
Anticipated Acceptance Date (if applicable): See Exhibit B

1.    Grant of Security. Borrower hereby grants to Lender a first priority security interest in the Collateral and all property in Section 3 below.

2.    Promise to Pay: FOR VALUE RECEIVED, Borrower promises to pay to Lender at such address as may be designated from time to time by Lender, the sum of the Total Advance set forth above, together with interest thereon at the rate set forth above. Each such Payment due hereunder, shall consist of principal and interest due hereunder, the first installment of which shall be due on the First Payment Date and each subsequent Payment shall be on the same day of each month thereafter until the Total Number of Monthly Payments have been received by Lender. Borrower’s Obligations hereunder shall bear interest at the Interest Rate from the date Lender advances any portion of the Total Advance. On the First Payment Date, Borrower also agrees to pay Lender accrued interim interest for the number of days elapsed from the date Lender advances any portion of the Total Advance to the Acceptance Date. All interest payable hereunder shall assume a 360 day year / 30 day month.
3.    Equipment Description: See Exhibit B attached hereto. After Borrower signs this Schedule, Borrower authorizes Lender to insert any additional or missing information or change any inaccurate information. Exhibit B lists out Equipment currently in place and operational.
4.    Equipment Location: The address of the Equipment Location is 2151 Lisbon Road, Kennerdell, PA 16374 and 4 Dennison Rd, Nesquehoning, PA 18240, which is a bona fide business address.
5.    Waiver; Miscellaneous. Borrower hereby waives presentment, notice of dishonor, and protest. Borrower agrees that the Commencement Date and the first payment due date may be left blank when this Schedule is executed and hereby authorizes Lender to insert such dates based upon the date the Equipment Finance proceeds are disbursed. BY EXECUTION HEREOF, BORROWER ACKNOWLEDGES THAT BORROWER AGREES THAT THIS SCHEDULE AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE TERMS OF THE AGREEMENT BETWEEN BORROWER AND LENDER AND THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS AND COMMUNICATIONS, WHETHER ORAL OR WRITTEN, BETWEEN BORROWER AND LENDER REGARDING THE SUBJECT MATTER HEREOF.
6.    Additional Fees. (a) Closing fee payable to Lender of $500,000 and (c) all Attorneys’ Fees and reimbursable costs and expenses payable to Lender on the Commencement Date and thereafter.
7.    OID LEGEND: THE TOTAL ADVANCES MADE PURSUANT TO THIS AGREEMENT ARE ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY FOR SUCH ADVANCES MAY BE OBTAINED BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO BORROWER C/O RICARDO LARROUDE. Lender, Borrower and Stronghold Inc. agree that (i) the Warrant issued in connection with the Total Advance had a fair market value of $1,150,000 as of the date of this Schedule (“Warrant Value”) and shall be treated as acquired by the Lender in exchange for cash in an amount equal to the Warrant Value and (ii) the issue price (within the meaning of Section 1273(b) of the Code) of the Total Advance is the principal amount of the Total Advance less the Warrant Value. Similar calculations will be undertaken in calculating the issue price of future advances made pursuant to the Financing Agreement if additional Warrants are issued with such advances. If the Total Advance and any future advances are treated as the same issue for U.S. federal income tax purposes, the issue price of any such advances will be aggregated to determine the issue price for such issue. Each of Borrower, Stronghold Inc. and Lender agree to file any U.S. federal income and applicable state or local income tax returns in accordance with the tax treatment and allocation described in this Section 7.
8.    Delivery of Equipment: Borrower represents and warrants that all Equipment is currently installed and operational (or expected to be delivered to) at 2151 Lisbon Road, Kennerdell, PA 16374 and 4 Dennison Rd, Nesquehoning, PA 18240 in the United States of America. Borrower’s failure to comply with the foregoing shall be an Event of Default under this Agreement.
9.    In connection with the Lender committing to provide the entirety of the Total Advance in accordance with this Schedule, Stronghold Inc. will issue one warrant pursuant to the terms of that Stock Purchase Warrant issued by Stronghold Inc. to Lender dated as of the date hereof conveying the right to purchase from Stronghold Inc. the Warrant Share Number (as defined in the Stock Purchase Warrant) and subject to any adjustments set forth in the Stock Purchase Warrant of common stock in Stronghold Inc. at an exercise price of $0.01 per share of common stock (the “Warrant”) to Lender (or its designee) (or any other instrument mutually agreed among the parties) on the date of this Schedule.
10.    Notwithstanding the provisions of Section 3(c) of the Financing Agreement, but solely with respect to this Schedule No. 2, the Borrower may cancel this Schedule No. 2 (in full and not in part), upon not less than five (5) business days written notice, by making the following payments in cash to the Lender but only so longs as no default or Event of Default has occurred or is continuing: the sum of (i) all then outstanding principal under this Schedule No. 2 (i.e. outstanding Total Advance) plus (ii) all of then accrued and unpaid interest through and including the date of payment plus (iii) the Prepayment Premium plus (iv) all then accrued and unpaid costs, fees and expenses under this Schedule No. 2 (including the “Additional Payments).
As used herein, the term “Prepayment Premium” means: (a) during the period of March 28, 2022 up to and including March 31, 2023, an amount equal to 2% of the then outstanding Total Advance and (ii) April 1, 2023 up to and including March 30, 2024, an amount equal to 1% of the then outstanding Total Advance.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LENDER:	BORROWER:
WHITEHAWK FINANCE LLC	STRONGHOLD DIGITAL MINING EQUIPMENT, LLC

Signature:	Signature:
Name: Robert A. Louzan	Name:
Title: Authorized Signatory	Title:

FOR THE PURPOSES OF SECTIONS 6, 7 and 9 ONLY
STRONGHOLD DIGITAL MINING, INC.

Signature:
Name:
Title:

FOR THE PURPOSES OF SECTIONS 4 and 8 ONLY
SCRUBGRASS RECLAMATION COMPANY, L.P.

By:
Name:
Title:

PANTHER CREEK POWER OPERATING, LLC

By:
Name:
Title:

EXHIBIT A
[Payment Schedule]

Payment Number	Payment Date	Amount
1.	04/30/2022	$1,153,623.16
2.	05/31/2022	$1,153,623.16
3.	06/30/2022	$1,153,623.16
4.	07/31/2022	$1,153,623.16
5.	08/31/2022	$1,153,623.16
6.	09/30/2022	$1,153,623.16
7.	10/31/2022	$1,153,623.16
8.	11/30/2022	$1,153,623.16
9.	12/31/2022	$1,153,623.16
10.	01/31/2023	$1,153,623.16
11.	02/28/2023	$1,153,623.16
12.	03/31/2023	$1,153,623.16
13.	04/30/2023	$1,153,623.16
14.	05/31/2023	$1,153,623.16
15.	06/30/2023	$1,153,623.16
16.	07/31/2023	$1,153,623.16
17.	08/31/2023	$1,153,623.16
18.	09/30/2023	$1,153,623.16
19.	10/31/2023	$1,153,623.16
20.	11/30/2023	$1,153,623.16
21.	12/31/2023	$1,153,623.16
22.	01/31/2024	$1,153,623.16
23.	02/28/2024	$1,153,623.16
24.	03/31/2024	$1,153,623.16

EXHIBIT B
Equipment Description

Manufacturer	Model / Equipment	Description	# of Units	Expected Delivery
Bitmain	S19s [95- 96 THs; 3,250 — 3,310 Watt; 34.2 — 34.5 J/TH]s	ASIC Bitcoin Miner	1,485	Currently installed and operational
MicroBT	M31s [74 - 76 THs; 3,344 — 3,404 Watt; 44 — 46 J/TH]s	ASIC Bitcoin Miner	770	Current installed and operational
MicroBT	M20s [60 THs; 3,600 Watt; 60 J/TH]s	ASIC Bitcoin Miner	1,000	Current installed and operational
	Transformers 3000KVA pad mount 13.8kV to 415v 3000KVA pad mount 13.8kV to 415v 3000KVA pad mount 13.8kV to 415v 30/40/50MVA 115kV to 13.8kV		116	Current installed and operational, ordered or in storage
	Switchgear 13.8kV - (4) 500A breakers Lineup 13.8kV - (4) 500A breakers Lineup 13.8kV - (4) 500A breakers Lineup		6	Current installed and operational
	Breakers 138kV SF6 Breaker 138kV SF6 Breaker		4	Current installed and operational, ordered or in storage
	Switches 15kV class - 4 compartment switch 15kV class - 4 compartment switch		16	Current installed and operational
	Strongboxes Containers / PDUs / Electric / Fans / Racks Containers / PDUs / Electric / Fans / Racks Containers / PDUs / Electric / Fans / Racks		107	Current installed and operational, ordered or in storage